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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 7, 2004

SEROLOGICALS CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-26126 (Commission File Number)	58-2142225 (IRS Employee Identification No.)
5655 Spalding Drive, Norcross, GA (Address of Principal Executive Offices)		30092 (Zip Code)

(678) 728-2000
(Registrant's telephone number, including area code)

Not applicable
(Registrant's telephone number, including area code)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01—Regulation FD Disclosure.

        On December 7, 2004, Serologicals Corporation (the "Company") issued a press release regarding its intention to offer to the public 4,200,000 shares of its Common Stock and the intention by certain of its stockholders to offer 1,362,860 shares of the Company's Common Stock to the public in a concurrent offering. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01—Financial Statements and Exhibits

(c)
Exhibits

99.1    Press release dated December 7, 2004.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEROLOGICALS CORPORATION
By:	/s/ PHILIP A. THEODORE
Name:	Philip A. Theodore
Title:	Vice President, General Counsel

Date: December 7, 2004

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EXHIBIT INDEX

Number	Description
99.1	Press release dated December 7, 2004.

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  Item 7.01—Regulation FD Disclosure.
  Item 9.01—Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX